SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    February 11, 2002


                               ASPI EUROPE, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                      000-26809                 91-1962104
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
  of incorporation)                                         Identification No.)


       1940 West 11th Avenue, Vancouver, British Columbia, V6J 2C6 Canada
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (604) 687-7661



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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Exhibits

99.1     Press Release

Item 9.  Regulation FD Disclosure

On February 11, 2002, ASPi Europe, Inc. issued a press release that is attached as an exhibit to this Form 8-K and is herein incorporated by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ASPI EUROPE, INC.



Date:  March 22, 2002                  "Patrick McGrath"
                                       -----------------------------------------
                                       Patrick McGrath, Chief Financial Officer

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